                                                                                                               Exhibit 99.1

NEWS RELEASE

JDSU ANNOUNCES PRELIMINARY REVENUE RESULTS
FOR ITS FISCAL 2007 SECOND QUARTER

Second Quarter Results to Be Announced on January 31st

Milpitas, California, January 18, 2007 - JDSU today announced that it expects revenue for its fiscal 2007 second quarter, which ended on December 31, 2006, to exceed the Company’s previously issued revenue guidance of $332 to $352 million.

Based on preliminary data, and subject to routine quarter-end close processes, JDSU currently expects to report 2007 second quarter revenue in the range of $360 to $365 million.

JDSU’s Communications Test and Measurement segment performed particularly well during the second quarter, benefiting from seasonal strength associated with customer spending patterns and improved execution relative to the previous quarter. Strong revenue growth in Communications Test and Measurement more than offset a small sequential revenue decline in the Optical Communications segment, associated with customer supply chain and inventory rationalization.

Conference Call

The Company will discuss second quarter results and other related matters at 2:00 p.m. Pacific Time on January 31, 2007 in a live webcast, which will also be archived for replay on the Company's website at www.jdsu.com/investors.

About JDSU

JDSU (NASDAQ: JDSU; and TSX: JDU) is committed to enabling broadband & optical innovation in the communications, commercial and consumer markets. JDSU is a leading provider of communications test and measurement solutions and optical products for telecommunications service providers, cable operators, and network equipment manufacturers.  Furthermore, JDSU is a leading provider of innovative optical solutions for medical/environmental instrumentation, semiconductor processing, display, brand authentication, aerospace and defense, and decorative applications.  More information is available at www.jdsu.com.

Forward-Looking Statements

This press release contains, and the discussions in our subsequent conference call will contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include: (i) any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, EBITDA and other financial metrics; and (ii) the Company's beliefs regarding the purpose, usefulness and efficacy of non-GAAP results and the measures and items the Company includes in the same, as well as any benefits to investors the Company believes its non-GAAP measures provide. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company's ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) the ongoing potential for significant quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) continuing consolidation affecting our customer base, which, in the shorter term limits demand visibility, and, in the longer term, could reduce our business potential; (d) average selling prices continue to decline across our traditional Optical Communications and our Advanced Optical Technologies and Commercial Lasers businesses; (e) we and many of our Optical Communications suppliers continue to experience execution and delivery challenges which limit our revenue and impair our profitability; (f) our Communications Test and Measurement business is notable for a significant level of in-quarter book-and-ship business, further limiting our forecasting abilities; (g) we are currently engaged in various product and manufacturing transfers, site consolidations and product discontinuances; and (h) Optical Communications customer supply chain and inventory rationalization initiatives could further limit our demand visibility.

For more information on these and other risks affecting the Company's business, please refer to the “Risk Factors” section included in the Company's Annual Report on Form 10-K for the year ended June 30, 2006 filed with the Securities and Exchange Commission, as well as in other filings on Forms 10-Q. The forward-looking statements contained in this news release are made as of the date hereof and the Company does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

Contact Information

Investors:   Jacquie Ross, 408-546-4445 or investor.relations@jdsu.com
Press: Kathleen Greene, 408-546-5852 or kathleen.greene@jdsu.com